Exhibit 10.15

[logo] Union Bank

Date:	12.24.2013	[bilingual text]
Ref.	CLA/1369-13/063	[bilingual text]

To

Koffolk Ltd.	Attn. Ada Shochatowitz

Dear Sir/Madam,

Re: Approved Credit Limit in your Account in the name of Koffolk (1949) Ltd. No. 827400/93

In continuation to your request, we hereby notify you that the approved credit limit in your account is as follows:

1.	A credit limit in the amount of ILS 15,000 that can be used as short-term credit – for regular operations and/or documentary credit.

2.	A limit for decreasing loans in the amount of ILS 15,000 (for a period that shall not exceed 10 years, average duration 5 years).

The limit is subject to the existence of the following securities at all times, as follows:

1.	Current encumbrance Pari-passu with Bank Leumi and Mizrahi-Tefahot Bank according to debt ratio.
2.	Financial term as follows:
The total tangible capital equity of the Company shall not fall below $15,000,000 or 18.5% of the balance based upon consolidated financial statements, the higher of the two.
3.	The financial strength of the Company.

Commission for unused credit limit up to one year at a rate of 0.3% a year (the Bank’s current is 0.7% a year)

A total limit approval commission in the amount of ILS 13,000 shall be charged for the approved limit (the Bank’s current rate is 0.1% of the total approved limit).

Comments:

1)	The specification of total credit and securities hereinabove is provided for informational purposes only and shall not derogate from any right granted to the Bank.
2)	The information specified hereinabove may be altered in accordance with your agreement with the Bank and/or in accordance with the provisions of law including, without derogating from the generality of the aforesaid, in accordance with the provisions set forth in the Banking (Customer Service) Law 5741-1981, Banking Rules (Customer Service and Production of Documents) 5752-1992, the instructions of the Banking Supervision Department and the decisions made by the Bank’s management.
3)	The specification of total credit and securities hereinabove is provided for informational purposes only and shall not derogate from any right granted to the Bank.
4)	The statements made above shall not constitute an implied or explicit undertaking to extend the credit limits. These shall be examined by the Bank from time to time in accordance with the Bank’s procedures and in accordance with the facts and the findings that the Bank shall hold at the time and at the Bank’s sole discretion.
5)	This letter is based upon the information and documents that were presented to the Bank until the date of this letter. Therefore, the content of this letter is subject to all alterations and/or additions required according to the Bank’s discretion upon receipt of additional information and/or documents.
6)	The content of this letter shall not derogate from the rights of the Bank by virtue of engagement documents and/or agreements that you signed in the past and that will be signed in the future in connection with managing the bank account.
7)	The Bank shall be entitled to alter the terms set forth hereinabove in full or in part, upon notice 14 days in advance.

This letter shall be in effect until 12/05/2014, and its extension is conditional upon approval by the Bank’s Credit Committee.

[stamp:]
Respectfully yours,	Yogev Pelintzki
[signature]
Union Bank of Israel Ltd.,
Main Branch Tel Aviv

[stamp:]
Eyal Asher

EO&E

[bilingual text]

UNION BANKOF ISRAEL LTD www.unionbank.co.il

Main Branch*6-8 Ahuzat Bait St. Tel –Aviv 65143*POB 2428 Tel-Aviv 61024*Tel. 03-5191364*Fax 03-5191343

[logo] Union Bank

Date:	12.24.2013	[bilingual text]
Ref.	CLA/1374-13/063	[bilingual text]

To

Abic Biological Laboratories Ltd.	Attn. Ada Shochatowitz

Dear Sir/Madam,

Re: Approved Credit Limit in your Account in the Name of Abic Biological Laboratories Ltd. No. 743500/04

In continuation to your request, we hereby notify you that the approved credit limit in your account is as follows:

A credit limit in the amount of ILS 2,000 for use as short-term credit – for regular operations.

The limit is subject to the existence of the following securities at all times as follows:

1.	encumbrance of deferred receivables (as security according to the Bank’s policy)
2.	The Company’s financial strength.

Commission for unused limit up to one year at a rate of 0.3% a year (the Bank’s current rate is 0.7% a year)

A total limit approval commission in the amount of ILS 2,000 shall be charged for the approved limit (the Bank’s current rate is 0.1% of the total approved limit).

Comments:

1)	The specification of total credit and securities hereinabove is provided for informational purposes only and shall not derogate from any right granted to the Bank.
2)	The information specified hereinabove may be altered in accordance with your agreement with the Bank and/or in accordance with the provisions of law including, without derogating from the generality of the aforesaid, in accordance with the provisions set forth in the Banking (Customer Service) Law 5741-1981, Banking Rules (Customer Service and Production of Documents) 5752-1992, the instructions of the Banking Supervision Department and the decisions made by the Bank’s management.
3)	The specification of total credit and securities hereinabove is provided for informational purposes only and shall not derogate from any right granted to the Bank.
4)	The statements made above shall not constitute an implied or explicit undertaking to extend the credit limits. These shall be examined by the Bank from time to time in accordance with the Bank’s procedures and in accordance with the facts and the findings that the Bank shall hold at the time and at the Bank’s sole discretion.
5)	This letter is based upon the information and documents that were presented before the Bank until the date of this letter. Therefore, the content of this letter is subject to all alterations and/or additions required according to the Bank’s discretion upon receipt of additional information and/or documents.
6)	The content of this letter shall not derogate from the rights of the Bank by virtue of engagement documents and/or agreements that you signed in the past and that will be signed in the future in connection with managing the bank account.
7)	The Bank shall be entitled to alter the terms set forth hereinabove in full or in part, upon notice 14 days in advance.

This letter shall be in effect until 12/05/2014, and its extension is conditional upon approval by the Bank’s Credit Committee.

[stamp:]
Respectfully yours,	Yogev Pelintzki
[signature]
Union Bank of Israel Ltd.,
Main Branch Tel Aviv

[stamp:]
Eyal Asher

EO&E

[bilingual text]

UNION BANKOF ISRAEL LTD www.unionbank.co.il

Main Branch*6-8 Ahuzat Bait St. Tel –Aviv 65143*POB 2428 Tel-Aviv 61024*Tel. 03-5191364*Fax 03-5191343